SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): November 10, 1998


                       ROANOKE ELECTRIC STEEL CORPORATION
             (Exact name of Registrant as specified in its charter)

            Virginia                0-2389                54-0585263
         (State or other         (Commission             (IRS Employer
         jurisdiction of         File Number)          Identification No.)
          incorporation)


                  P. O. Box 13948
                  Roanoke, Virginia                         24038-3948
        (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (540) 342-1831



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         (Former name or former address, if changed since last report)


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Item 5. Other Events.

        On November 10, 1998, Roanoke Electric Steel Corporation, a Virginia corporation, (the "Parent") and Steel of West Virginia, Inc., a Delaware corporation, (the "Company") issued a joint press release relating to the execution of the Agreement and Plan of Merger, dated as of November 10, 1998, by and among the Company, Parent and SWVA Acquisition, Inc., a Virginia corporation, (the "Purchaser") and related documents. A copy of the joint press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7. Financial Statements, Proforma Financial Information and Exhibits.

        (c)    Exhibits.

               99 - Press Release dated November 10, 1998.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ROANOKE ELECTRIC STEEL CORPORATION



                              By s/Donald G. Smith
                                 -----------------------------------
                                    Donald G. Smith
                                    Chairman and Chief Executive Officer


Date: November 10, 1998





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